Statement of Additional Information (SAI) Supplement — August 22, 2014

For the SAI dated May 1, 2014 for the following fund:

Tri-Continental Corporation (the Corporation)

The information under the Portfolio Managers – Other Accounts Managed by the Portfolio Managers section in the SAI for the above listed Fund has been hereby superseded and replaced with the following:

Other Accounts Managed by the Portfolio Managers. Table A below identifies, for the portfolio managers, the number of accounts managed (other than the Corporation) and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for the portfolio managers, only those accounts that have an advisory fee based on the performance of the account. For the purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian M. Condon	9 Registered Investment Companies with approximately $7.66 billion in total assets under management.	4 Other Pooled Investment Vehicles with approximately $217.94 million in total assets under management.	24 Other Accounts with approximately $4.44 billion in total assets under management.

David L. King	9 Registered Investment Companies with approximately $10.33 billion in total assets under management	0 Other Pooled Investment Vehicles.	24 Other Accounts with approximately $59.48 million in total assets under management

Yan Jin	6 Registered Investment Companies with approximately $1.06 million in total assets under management	0 Other Pooled Investment Vehicles.	4 Other Accounts with approximately $0.73 in total assets under management.

Peter Albanese(a)	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	2 Other Accounts with approximately $0.45 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian M. Condon	0 Registered Investment Companies.	1 Other Pooled Investment Vehicle with approximately $12.5 million in total assets under management	0 Other Accounts

David L. King	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

Yan Jin	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

Peter Albanese(a)	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

(a)	The portfolio manager began managing the Fund after its last fiscal year end; portfolio manager reporting information is provided as of July 31, 2014.

The rest of this section remains the same.

The information under the Portfolio Managers – Securities Ownership section in the SAI for the above listed Fund has been hereby superseded and replaced with the following:

Securities Ownership. As of December 31, 2013, Mr. Condon owned between $10,001 and $50,000 of the shares of the Corporation, Mr. Jin owned between $10,001 and $50,000 of the shares of the Corporation and Mr. King owned over $1 million of the shares of the Corporation. As of July 31, 2014, Mr. Albanese did not own any shares of the Corporation.

Shareholders should retain this supplement for future reference.

SAI920_12_003_(08/14)